SELIGMAN
                               --------
                             HIGH-YIELD
                            BOND SERIES

                                 MID-YEAR REPORT
                                  JUNE 30, 1999
                                    --------
                                   SEEKING TO
                                    MAXIMIZE
                                CURRENT INCOME BY
                                 INVESTING IN A
                                   DIVERSIFIED
                                  PORTFOLIO OF
                                  HIGH-YIELDING
                                 CORPORATE BONDS

                                     [logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  13
Statement of Operations ..............................  14
Statements of Changes in Net Assets ..................  15
Notes to Financial Statements ........................  16
Financial Highlights .................................  19
Report of Independent Auditors .......................  21
Trustees .............................................  22
Executive Officers and For More Information ..........  23
Glossary of Financial Terms ..........................  24
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman High-Yield Bond Series posted a total return of 0.62% based on the net asset value of Class A shares. During the same period, the DLJ High Yield Market Index returned 3.15% and the Lipper High Current Yield returned 3.50%. The Fund's underperformance relative to its benchmarks was caused by surprisingly poor operating results for several of the Fund's holdings. Also, the Fund's low exposure to cyclical issues, as well as the fact that the Fund invests only in US-domiciled companies, penalized results.

In the fixed-income markets, continued concerns regarding inflation pushed bond yields higher and bond prices lower. Although economic data indicated a benign inflationary environment, market participants correctly anticipated that the Federal Reserve Board would raise rates at its June 30 meeting in response to the improved global outlook and continued US economic strength. This tightening was a partial reversal of the Fed's actions last fall when it lowered interest rates three times in response to the global financial crisis.

While the past six-month period was difficult for bond investors, the high-yield sector weathered the overall price weakness better than most fixed-income areas. Current high interest rates in the high-yield area, coupled with the fact that high-yield bonds typically have a shorter average duration relative to many other fixed-income securities, cushioned the sector's performance to a large degree. In addition, credit quality has a more significant influence on high-yield performance than does short-term moderate swings in interest rates. Thus, high-yield bonds in general offered very competitive results for fixed-income investors during the period.

Our outlook for the high-yield market is positive. If US economic growth moderates while overseas expansion accelerates, profits and cash flow forecasts for most American companies should meet or exceed expectations. Meanwhile, interest rates should move within a tighter trading range, reducing pressure on all fixed-income markets and producing favorable results over the next six months.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations, in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman High-Yield Bond Series. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

/s/William Morris
-----------------
William C. Morris
Chairman

                              /s/Brian T. Zino
                              ----------------
                              Brian T. Zino
                              President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q: HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A: For the six-month period ended June 30, 1999, Seligman High-Yield Bond Series posted a total return of 0.62% based on the net asset value of Class A shares. This compares to a 3.15% total return for the DLJ High Yield Market Index and a 3.50% total return for the Lipper High Current Yield.

    While the Fund outperformed many fixed-income alternatives, the Fund's performance was not as favorable versus its benchmarks. As mentioned in the preceding letter to shareholders, the primary reason for the shortfall related to several companies delivering negative operating results, especially in the health care and telecom sectors. Also, our lack of exposure to the very volatile international areas had a negative impact, as these areas performed well during this period. Finally, we remain underweighted in economically sensitive areas, which we believe are less attractive investments for the long term.

Q:  WHAT ECONOMIC AND MARKET FACTORS IMPACTED FUND PERFORMANCE?

A: During this period, concerns regarding inflation caused fixed-income securities to fall in value. While economic data has indicated little or no inflation, strong consumer demand and tight labor markets have sparked renewed concerns by market participants and by the Federal Reserve Board.

    At its May meeting, the Fed signaled its fears by adopting a tightening bias. Then, on June 30, in a move widely anticipated by the markets, the Fed raised the federal funds rate by 25 basis points. This preemptive strike against inflation suggested that the Fed is worried that US economic growth may be strong enough to pose an inflationary threat. However, anxiety in the bond market was eased somewhat by the Fed's announcement that it was shifting its bias from tightening to neutral.

    It is important to remember that, while interest rates have increased dramatically (long-term rates rose by 100 basis points during the six-month period), they are only at the levels they were at before last fall's global economic crisis. Central banks around the world, led by the US Federal Reserve Board, were successful in coordinating an easier monetary policy that enabled the world to recover.

    In the rising-rate environment of the past six months, high-yield bonds outperformed most longer-duration fixed-income securities because high-yield bonds are less affected by changes in interest rates.


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. Mr. Charleston is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. He draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

[photo]

HIGH-YIELD TEAM: (STANDING FROM LEFT) DEBORAH JOSEPH (ADMINISTRATIVE ASSISTANT), TIMFINN, JEANNE CRUZ, JAMES DIDDEN, (SEATED) BRIAN HESSEL, DANIEL J. CHARLESTON (PORTFOLIO MANAGER)
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

    The high-yield market was also impacted by reduced demand. Most new money flowing into the bond market during the past six months, and particularly during the second quarter, came from Collateralized Bond Obligations (CBOs). CBOs are often restricted from buying certain types of securities, including lower-rated bonds. They also face industry diversification requirements. Therefore, the telecom sector, which comprises a large portion of the high-yield universe, was under particular pressure in the first half of the year, as CBO demand could not absorb the supply in this sector.

    Defaults, which increased slightly during the period despite strong economic conditions, also impacted high-yield bonds. This divergence was largely due to the market dislocation last summer, which effectively barred start-up and finance companies from the capital markets. The resulting cash flow problems led to an increased number of defaults on outstanding bond obligations. Fortunately, we avoided most of the defaults of the last year. Looking ahead, we expect the default rate among high-yield issuers to decrease.

Q:  WHICH SECTORS OUTPERFORMED DURING THE PERIOD?

A: Cyclicals, such as paper, steel, metals, and mining, after significantly underperforming last year, were the biggest gainers during the first half of 1999. The Fund has little exposure to these issues because of the unpredictable nature of their cash flows and the resulting price volatility. The best-performing sectors of the Fund were rural cellular providers and satellite TV providers.

Q:  WHICH SECTORS UNDERPERFORMED?

A: Telecom was down slightly because so much of the new money flows into the bond market were from CBOs, which must be well diversified across industries and so could not purchase the large number of telecom issues in the market.

    Other sectors were down significantly because of fundamental factors. Health care, for example, has been struggling against changes in Medicare reimbursement programs. In retail, supermarkets have been facing intense competition from wholesale clubs as well as deep-pocketed national and international chains. The mobile satellite telephone sector as a whole has been under pressure because of the difficulties of a single company within the industry.

Q:  WHAT SECTORS HAVE YOU BEEN BUYING AND SELLING?

A: We continue to build our core holdings. We've been adding to rural cellular, publishing, and communications towers. We have reduced our exposure to health care and consumer products issuers.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe that interest rate movements, whose upward trend negatively impacted the Fund's overall performance during the past six months, will moderate and possibly trend lower for the balance of the year. Markets are expecting an August interest rate hike, and this increase is already mostly reflected in market rates. In addition, we believe that US economic growth will slow over the balance of the year, which should allow the Fed to hold rates steady after its August meeting.

    The high-yield market should do well as the interest-rate environment improves and as defaults among high-yield issues decrease. In this environment, we do not plan any changes to our portfolio strategy. We continue to look for domestic credits with predictable cash flows, defensible market shares, high cash flow margins, and strong management teams. We have no direct emerging market exposure, and we continue to avoid purchasing distressed and defaulted issues.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                                AVERAGE ANNUAL
                                                                          ----------------------------------------------------
                                                CLASS C                                                     CLASS B    CLASS D
                                                 SINCE                                                       SINCE      SINCE
                                               INCEPTION       SIX         ONE       FIVE         10       INCEPTION  INCEPTION
                                                5/27/99*     MONTHS*      YEAR       YEARS       YEARS      4/22/96    9/21/93
                                             ------------   ---------     -----     ------      ------   -----------  ---------
CLASS A**
With Sales Charge                                 n/a        (4.20)%     (8.09)%     9.31%       10.19%        n/a         n/a
Without Sales Charge                              n/a         0.62       (3.50)     10.38        10.72         n/a         n/a

CLASS B**
With CDSC+                                        n/a        (4.54)      (8.59)       n/a          n/a        6.36%        n/a
Without CDSC                                      n/a         0.25       (4.23)       n/a          n/a        7.13         n/a

CLASS C**
With Sales Charge and CDSC                      (2.90)%        n/a         n/a        n/a          n/a         n/a         n/a
Without Sales Charge and CDSC                   (0.93)         n/a         n/a        n/a          n/a         n/a         n/a

CLASS D**
With 1% CDSC                                      n/a        (0.71)      (5.22)       n/a          n/a         n/a         n/a
Without CDSC                                      n/a         0.25       (4.35)      9.46          n/a         n/a        8.77%

DLJ HIGH YIELD MARKET INDEX***                   0.09o        3.15       (0.42)      9.51        10.53        8.09++      8.49+++
LIPPER HIGH CURRENT YIELD***                       --o        3.50       (1.41)      8.91         9.34        8.53++      8.12+++

NET ASSET VALUE
                  JUNE 30, 1999     DECEMBER 31, 1998      JUNE 30, 1998
                  -------------    -------------------     -------------
CLASS A               $6.65               $6.95                $7.61
CLASS B                6.65                6.95                 7.61
CLASS C                6.65                 N/A                  N/A
CLASS D                6.65                6.95                 7.62

DIVIDEND, YIELD, AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                                    CAPITAL
                    DIVIDENDSoo      YIELDooo                         LOSS
                    ---------        -----                          ---------
CLASS A             $0.3455          10.22%          REALIZED       $(0.123)
CLASS B              0.3198           9.95           UNREALIZED      (0.489)ss
CLASS C              0.0601           9.86
CLASS D              0.3198           9.96

RATINGS#
JUNE 30, 1999
                           MOODY'S    S&P
                           -------   -----
Ba/BB                        3.8%     4.0%
B/B                         76.1     73.9
Caa/CCC                     15.1     16.0
Ca/CC                        0.3       --
D/D                           --      0.1
Non-rated                    4.7      6.0

WEIGHTED AVERAGE
  MATURITY  7.79 years

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  *  Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The DLJ High Yield Market Index and the Lipper High Current Yield are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +  The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++  From April 30, 1996.
+++  From September 30, 1993.
  o  From May 31, 1999.
 oo Represents per share amount paid or declared during the six months ended June 30, 1999 (for Class C shares, for the period May 27, 1999 to June 30,
     1999).
ooo Current yield, representing the annualized yield for the 30-day period ended June 30, 1999, has been computed in accordance with SEC regulations and will vary.
  #  Percentages based on current market values of long-term holdings.
 ss Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

[The following tables represent four line charts in the printed piece.]

CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

6/30/89          9523
                 9527
                 9346
                 8998
6/30/90          9307
                 8910
                 8666
                 9725
6/30/91         10258
                10916
                11326
                12363
6/30/92         12721
                13418
                13600
                14552
6/30/93         15165
                15432
                16209
                16112
6/30/94         16097
                16169
                16336
                17186
6/30/95         18250
                19093
                19720
                20510
6/30/96         20965
                21883
                22643
                22471
6/30/97         23867
                25331
                25872
                27041
6/30/98         27334
                25484
                26214
                26596
6/30/99         26377



CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30,

4/22/96         10000
                10057
                10153
6/30/96         10127
                10117
                10254
                10565
                10539
                10725
12/31/96        10911
                10999
                11224
                10792
                10936
                11236
6/30/97         11440
                11742
                11795
                12119
                12078
                12207
12/31/97        12356
                12662
                12727
                12891
                12935
                12949
6/30/98         13007
                13083
                12183
                12103
                11798
                12457
12/31/98        12427
                12635
                12532
                12585
                12780
                12523
6/30/99         12457



CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 1999

5/27/99          9900
5/28/99          9885
5/31/99          9885
6/4/99           9827
6/11/99          9768
6/18/99          9808
6/25/99          9778
6/30/99          9808



CLASS D SHARES

SEPTEMBER 21, 1993+ TO JUNE 30, 1999

9/21/93         10000
                10030
                10453
                10381
6/30/94         10342
                10360
                10422
                10937
6/30/95         11588
                12100
                12472
                12965
6/30/96         13209
                13780
                14232
                14078
6/30/97         14923
                15808
                16116
                16814
6/30/98         16987
                15786
                16208
                16415
6/30/99         16248

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

JUNE 30, 1999

                                                                                                            PERCENT OF NET ASSETS
                                                                                                         --------------------------
                                                                                                         JUNE 30,      DECEMBER 31,
                                                           ISSUES         COST               VALUE         1999           1998
                                                           ------     -----------         -----------    --------      ------------
CORPORATE BONDS, CONVERTIBLE ISSUES,
   AND STOCKS:
   Advertising ...........................................    1    $    7,104,937      $    7,135,500       0.2            0.4
   Aerospace .............................................    2         8,000,000           7,814,750       0.3             --
   Automotive and Related ................................    1        13,898,500          13,381,875       0.4            0.2
   Broadcasting ..........................................   11       119,627,851         137,271,566       4.5            4.0
   Cable Systems and Satellite Video .....................   13       194,300,851         199,545,075       6.6            9.0
   Cellular ..............................................    6       139,870,923         148,114,318       4.9            3.8
   Chemicals .............................................    5        78,552,493          74,684,037       2.5            1.6
   Computer and Related Services .........................    1        19,943,056          20,683,250       0.7            1.8
   Consumer Products .....................................   11       121,028,424         103,839,713       3.4            4.9
   Containers ............................................    1        16,069,531          16,019,656       0.5            0.7
   Energy ................................................    1        13,236,914           8,096,250       0.3            0.4
   Environmental Services ................................    1         3,650,000           3,522,250       0.1             --
   Equipment .............................................    6        72,416,294          70,199,175       2.3            2.0
   Financial Services ....................................    4        69,915,281          58,048,375       1.9            1.9
   Food ..................................................    7       114,201,998          93,223,102       3.1            4.0
   Gaming/Hotel ..........................................    8       164,562,648         156,907,687       5.2            7.5
   Health Care/Medical Products ..........................   10       193,977,167         155,195,532       5.1            6.3
   Industrial/Manufacturing ..............................    9       130,921,928         123,441,223       4.1            3.8
   Leisure ...............................................    3        45,581,802          44,436,375       1.5            1.8
   Metals ................................................    2        36,833,590          19,483,500       0.6            1.0
   Paging ................................................    5       185,206,314         156,185,750       5.1            5.3
   Paper and Packaging ...................................    2        21,159,065          14,388,750       0.5            0.6
   Printing and Publishing ...............................   12       237,919,671         222,339,311       7.3            6.1
   Record Storage ........................................    1         8,415,812           8,338,500       0.3            0.3
   Retailing .............................................    6        63,973,193          61,927,250       2.0            2.5
   Supermarkets ..........................................    3        53,270,093          33,703,538       1.1            2.0
   Technology ............................................    9       230,526,180         208,409,277       6.8            4.4
   Telecommunications ....................................   41       671,635,874         645,424,572      21.2           15.9
   Textiles ..............................................    2        16,824,287          17,154,813       0.6            0.4
   Theaters ..............................................   --                --                  --        --            0.6
   Transportation ........................................    1        25,992,977          25,804,375       0.8            0.8
   Utilities .............................................    1        14,080,912          14,535,001       0.5            0.4
                                                            ---    --------------      --------------     -----          -----
                                                            186     3,092,698,566       2,869,254,346      94.4           94.4
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES .........................    2       169,631,477         169,631,477       5.6            5.6
                                                            ---    --------------      --------------     -----          -----
NET ASSETS ...............................................  188    $3,262,330,043      $3,038,885,823     100.0          100.0
                                                            ===    ==============      ==============     =====          =====


LARGEST INDUSTRIES
JUNE 30, 1999

[The following table represents a bar chart in the printed piece.]


                                   Percent of        Dollar
                                   Net Assets        Amount
                                   ----------        ------

TELECOMMUNICATIONS                  21.2%         $645,424,572
PRINTING AND PUBLISHING              7.3%          222,339,311
TECHNOLOGY                          6.80%          208,409,277
CABLE SYSTEMS AND SATELLITE VIDEO    6.6%          199,545,075
GAMING/HOTEL                         5.2%          156,907,687

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                 PRINCIPAL AMOUNT OR SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/99
---------                          --------      --------
CORPORATE BONDS:
Advanced Micro Devices
   11%, 8/1/2003 ..............  $14,715,000    $49,715,000
American Media Operations
   101/4%, 5/1/2009 ...........   25,000,000     25,000,000
Amkor Technology
   101/2%, 5/1/2009 ...........   34,450,000     34,450,000
Charter Communications
   Southeast Holdings
   0% (9.92%), 4/1/2011 .......   60,000,000     60,000,000
Fairchild Semiconductor
   103/8%, 10/1/2007 ..........   15,000,000     15,000,000
Hollywood Casino
   111/4%, 5/1/2007 ...........   15,095,000     15,095,000
ORBCOMM Global
   14%, 8/15/2004 .............   17,405,000     24,875,000
Viasystems 93/4%, 6/1/2007 ....   17,140,000     54,640,000
Viatel 111/2%, 3/15/2009 ......   15,750,000     15,750,000
PREFERRED STOCKS:
Global Crossing Holding
   101/2% .....................      208,275 shs.   276,825 shs.


                                      PRINCIPAL AMOUNT
                                  -----------------------
                                                 HOLDINGS
REDUCTIONS                        INCREASE        6/30/99
----------                        --------       --------
CORPORATE BONDS:
Casino America
   121/2%, 8/1/2003 ...........  $37,450,000           --
Charter Communications
   Southeast Holdings
   111/4%, 3/15/2006 ..........   21,500,000           --
Charter Communications
   Southeast Holdings
   0% (14%), 3/15/2007 ........   26,750,000           --
Coast Hotels & Casinos
   13%, 12/15/2002 ............   19,750,000           --
EchoStar DBS
   121/2%, 7/1/2002 ...........   33,500,000           --
Pathmark Stores
   115/8%, 6/15/2002 ..........   14,785,000   $7,565,000
Price Communications
   Cellular Holdings
   111/4%, 8/15/2008 ..........   18,400,000           --
Showboat Marina Casino
   Partnership
   131/2%, 3/15/2003 ..........   14,500,000           --
TCI Satellite Entertainment
   107/8%, 2/15/2007 ..........   39,500,000           --
Unisys 12%, 4/15/2003 .........   15,000,000           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                       VALUE
--------                                    -----------
Paging Network 10%, 10/15/2008 ..........   $57,892,500
Trump Atlantic City Funding
   111/4%, 5/1/2006 .....................    54,202,500
Advanced Micro Devices
   11%, 8/1/2003 ........................    50,212,150
Viasystems 93/4%, 6/1/2007 ..............    48,083,200
Price Communications Wireless
   113/4%, 7/15/2007 ....................    44,116,875
NEXTLINK Communications
   121/2%, 4/15/2006 ....................   $41,355,500
Charter Communications Southeast
   Holdings 0% (9.92%), 4/1/2011 ........    37,500,000
Williams Scotsman 97/8%, 6/1/2007 .......    36,690,625
Pinnacle Holdings 0% (10%),
   3/15/2008 ............................    36,007,125
Golden Sky Systems
   123/8%, 8/1/2006 .....................    33,750,000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                    PRINCIPAL
                                      AMOUNT                 VALUE
                                   ------------          ------------
CORPORATE BONDS  84.5%
ADVERTISING  0.2%
Adams Outdoor Advertising
  10 3/4%, due 3/15/2006           $  6,700,000          $  7,135,500
                                                       --------------
AEROSPACE  0.3%
Condor Systems 11 7/8%,
  due 5/1/2009*                       4,350,000             4,219,500
Fairchild 10 3/4%,
  due 4/15/2009*                      3,650,000             3,595,250
                                                       --------------
                                                            7,814,750
                                                       --------------
AUTOMOTIVE AND
  RELATED  0.4%
Diamond Triumph Automotive
  9 1/4%, due 4/1/2008*              13,725,000            13,381,875
BROADCASTING  2.3%
Capstar Broadcasting 0%
  (12 3/4%+), due 2/1/2009           25,250,000            21,462,500
Cumulus Media 10 3/8%,
  due 7/1/2008                       12,150,000            12,939,750
Muzak 9 7/8%, due 3/15/2009*         14,000,000            13,930,000
Paxson Communications
  11 5/8%, due 10/1/2002              8,150,000             8,516,750
SFX Broadcasting 10 3/4%,
  due 5/15/2006                      11,225,000            12,235,250
                                                       --------------
                                                           69,084,250
                                                       --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  5.8%
Avalon Cable Holdings 0%
  (11 7/8%+), due 12/1/2008*         17,775,000            11,864,812
Charter Communications
  Southeast Holdings
  8 5/8%, due 4/1/2009*              11,700,000            11,290,500
Charter Communications
  Southeast Holdings 0%
  (9.92%+), due 4/1/2011             60,000,000            37,500,000
CSC Holdings 10 1/2%,
  due 5/15/2016                       6,475,000             7,357,219
Digital Television Services
  12 1/2%, due 8/1/2007              18,025,000            19,895,094
Echostar DBS 9 3/8%,
  due 2/1/2009*                      12,500,000            12,781,250
Intermedia Capital Partners IV
  11 1/4%, due 8/1/2006              26,975,000            30,144,562
Northland Cable Television
  10 1/4%, due 11/15/2007            13,750,000            14,403,125
Pegasus Communications
  9 3/4%, due 12/1/2006               7,375,000             7,411,875
Rogers Cablesystems 11%,
  due 12/1/2015                      20,250,000            23,439,375
                                                       --------------
                                                          176,087,812
                                                       --------------
CELLULAR  3.3%
American Cellular 10 1/2%,
  due 5/15/2008                    $ 22,525,000          $ 22,975,500
Centennial Cellular 10 3/4%,
  due 12/15/2008*                    32,000,000            33,200,000
Price Communications
  Wireless 11 3/4%,
  due 7/15/2007                      39,215,000            44,116,875
                                                       --------------
                                                          100,292,375
                                                       --------------
CHEMICALS  2.5%
Huntsman ICI Chemicals
  10 1/8%, due 7/1/2009*              3,040,000             3,085,600
Koppers Industry 9 7/8%,
  due 12/1/2007                      17,175,000            16,831,500
Lyondell Chemical 9 7/8%,
  due 5/1/2007                       11,325,000            11,636,437
Lyondell Chemical 10 7/8%,
  due 5/1/2009*                      13,950,000            14,577,750
Texas Petrochemicals 11 1/8%,
  due 7/1/2006                       31,550,000            28,552,750
                                                       --------------
                                                           74,684,037
                                                       --------------
COMPUTER AND RELATED
  SERVICES  0.7%
Unisys 11 3/4%,
  due 10/15/2004                     18,550,000            20,683,250
CONSUMER PRODUCTS  3.4%
AKI 10 1/2%, due 7/1/2008             7,650,000             7,458,750
Amscan Holdings 9 7/8%,
  due 12/15/2007                      8,750,000             7,273,438
Anchor Advanced Products
  11 3/4%, due 4/1/2004              20,875,000            21,501,250
Diamond Brands Operating
  10 1/8, due 4/15/2008              17,500,000            14,262,500
Diamond Brands 0% (12 7/8%+),
  due 4/15/2009                      11,975,000             2,454,875
French Fragrances 10 3/8%,
  due 5/15/2007                      15,435,000            15,666,525
Iron Age 9 7/8%, due 5/1/2008        21,850,000            17,370,750
Iron Age Holding 0%
  (12 1/8%+), due 5/1/2009            6,550,000             1,899,500
Moll Industries 10 1/2%,
  due 7/1/2008                        7,950,000             7,035,750
United Industries 9 7/8%,
  due 4/1/2009*                       7,725,000             7,068,375
Windmere-Durable Holdings
  10%, due 7/31/2008                  1,925,000             1,848,000
                                                       --------------
                                                          103,839,713
                                                       --------------

See footnotes on page 12.

                                    PRINCIPAL
                                      AMOUNT                 VALUE
                                   ------------          ------------
CONTAINERS  0.5%
US Can 10 1/8%,
  due 10/15/2006                   $ 15,275,000          $ 16,019,656
                                                       --------------
ENERGY  0.3%
Abraxas Petroleum 11 1/2%,
  due 11/1/2004                      12,750,000             8,096,250
                                                       --------------
ENVIRONMENTAL
  SERVICES  0.1%
The IT Group 11 1/4%,
  due 4/1/2009*                       3,650,000             3,522,250
                                                       --------------
EQUIPMENT  2.3%
Budget Group 9 1/8%,
  due 4/1/2006                        3,630,000             3,394,050
Neff 10 1/4%, due 6/1/2008           14,660,000            15,026,500
Universal Compression 0%
  (9 7/8%+), due 2/15/2008           11,225,000             7,071,750
Universal Compression
  Holdings 0% (11 3/8%+),
  due 2/15/2009                      13,250,000             8,016,250
Williams Scotsman 9 7/8%,
  due 6/1/2007                       36,875,000            36,690,625
                                                       --------------
                                                           70,199,175
                                                       --------------
FINANCIAL SERVICES  1.9%
AMRESCO 10%,
  due 3/15/2004                      19,000,000            14,535,000
Dollar Financial Group 10 7/8%,
  due 11/15/2006                     20,475,000            20,372,625
Ocwen Capital Trust I 10 7/8%,
  due 8/1/2027                       16,700,000            13,109,500
Veritas Capital Trust 10%,
  due 1/1/2028                       12,500,000            10,031,250
                                                       --------------
                                                           58,048,375
                                                       --------------
FOOD  2.8%
AFC Enterprises 10 1/4%,
  due 5/15/2007                      16,775,000            17,278,250
AmeriKing 10 3/4%,
  due 12/1/2006                      14,050,000            14,260,750
AmeriServe Food Distributors
  10 1/8%, due 7/15/2007             30,225,000            25,842,375
Carrols 9 1/2%, 12/1/2008             8,275,000             7,757,812
New World Pasta 9 1/4%,
  due 2/15/2009*                      4,230,000             4,134,825
Packaged Ice 9 3/4%,
  due 2/1/2005                       14,600,000            14,381,000
                                                       --------------
                                                           83,655,012
                                                       --------------
GAMING/HOTEL  5.2%
Alliance Gaming 10%,
  due 8/1/2007                     $  9,625,000          $  6,400,625
Ameristar Casinos 10 1/2%,
  due 8/1/2004                       25,650,000            26,355,375
Casino Magic of Louisiana
  13%, due 8/15/2003                  6,100,000             6,931,125
Hollywood Casino 11 1/4%,
  due 5/1/2007*                      15,095,000            15,283,687
Hollywood Park 9 1/4%,
  due 2/15/2007                       7,850,000             7,830,375
Isle of Capri Casinos 8 3/4%,
  due 4/15/2009*                      7,150,000             6,738,875
Trump Atlantic City Funding
  11 1/4%, due 5/1/2006              60,225,000            54,202,500
Trump Hotels & Casino
Resorts Funding 15 1/2%,
  due 6/15/2005                      32,675,000            33,165,125
                                                       --------------
                                                          156,907,687
                                                       --------------
HEALTH CARE/MEDICAL
  PRODUCTS  4.8%
ALARIS Medical 9 3/4%,
  due 12/1/2006                      25,600,000            25,088,000
ALARIS Medical 0% (11 1/8%+),
  due 8/1/2008                       19,575,000            10,717,312
Alliance Imaging 9 5/8%,
  due 12/15/2005                     14,850,000            14,293,125
Dade International 11 1/8%,
  due 5/1/2006                       27,275,000            28,843,312
Everest Healthcare Services
  9 3/4%, due 5/1/2008               18,000,000            17,370,000
Genesis Health Ventures
  9 7/8%, due 1/15/2009               2,125,000             1,710,625
Global Health Sciences 11%,
  due 5/1/2008                       30,925,000            23,039,125
Paracelsus Healthcare 10%,
  due 8/15/2006                      24,000,000            18,840,000
Sun Healthcare Group
  9 1/2%, due 7/1/20070              26,700,000             5,073,000
                                                       --------------
                                                          144,974,499
                                                       --------------
INDUSTRIAL/
  MANUFACTURING  3.8%
Airxcel 11%, due 11/15/2007          23,550,000            23,314,500
Alliance Laundry System
  9 5/8%, due 5/1/2008               17,825,000            16,443,563
Berry Plastics 11%,
  due 7/15/2007*                      5,300,000             5,353,000
BPC Holding 12 1/2%,
  due 6/15/2006                      15,550,000            15,472,250
Coyne International Enterprises
  11 1/4%, due 6/1/2008              13,800,000            12,903,000
Day International Group
  9 1/2%, due 3/15/2008              19,475,000            17,917,000

----------
See footnotes on page 12.

                                    PRINCIPAL
                                      AMOUNT                 VALUE
                                   ------------          ------------
INDUSTRIAL/
  MANUFACTURING (CONTINUED)
Great Lakes Acquisition 0%
  (13 1/8%+), due 5/15/2009        $  6,350,000          $  3,452,813
Great Lakes Carbon 10 1/4%,
  due 5/15/2008                      21,375,000            20,947,500
                                                       --------------
                                                          115,803,626
                                                       --------------
LEISURE  1.5%
Affinity Group Holding 11%,
  due 4/1/2007                       26,400,000            26,763,000
AMF Group 10 7/8%,
  due 3/15/2006                       6,375,000             5,323,125
Premier Parks 9 1/4%,
  due 4/1/2006                       12,475,000            12,350,250
                                                       --------------
                                                           44,436,375
                                                       --------------
METALS  0.6%
Renco Metals 11 1/2%,
  due 7/1/2003                       16,050,000            16,371,000
Royal Oak Mines 12 3/4%,
  due 8/15/20060                     20,750,000             3,112,500
                                                       --------------
                                                           19,483,500
                                                       --------------
PAGING  5.1%
Metrocall 9 3/4%,
  due 11/1/2007                      32,000,000            23,360,000
Metrocall 11%,
  due 9/15/2008*                     32,550,000            25,226,250
Mobile Telecommunication
  Technologies 13 1/2%,
  due 12/15/2002                     23,075,000            26,190,125
Paging Network 10%,
  due 10/15/2008                     74,700,000            57,892,500
ProNet 11 7/8%,
  due 6/15/2005                      23,875,000            23,516,875
                                                       --------------
                                                          156,185,750
                                                       --------------
PAPER AND PACKAGING  0.5%
Consolidated Container
  10 1/8%, due 7/15/2009*             1,125,000             1,141,875
Crown Paper 11%,
  due 9/1/2005                       19,625,000            13,246,875
                                                       --------------
                                                           14,388,750
                                                       --------------
PRINTING AND
  PUBLISHING  6.4%
Advanstar Communications
  9 1/4%, due 5/1/2008               20,000,000            19,750,000
American Lawyer Media
  9 3/4%, due 12/15/2007             17,925,000            18,373,125
American Media Operations
  10 1/4%, due 5/1/2009*             25,000,000            25,312,500
Liberty Group Publishing
  9 3/8%, due 2/1/2008               23,825,000            22,514,625
Liberty Group Publishing 0%
  (11 5/8%+), due 2/1/2009         $ 40,000,000          $ 21,800,000
NBC Acquisition 0% (10 3/4%+),
  due 2/15/2009                      38,350,000            17,065,750
Nebraska Book 8 3/4%,
  due 2/15/2008                       3,615,000             3,054,675
Perry-Judd 10 5/8%,
  due 12/15/2007                     17,125,000            17,039,375
Regional Independent Media
  Group 10 1/2%, due 7/1/2008        23,600,000            23,718,000
TransWestern Holdings 0%
  (11 7/8%+), due 11/15/2008         21,825,000            15,604,875
Von Hoffman Press 10 7/8%,
  due 5/15/2007*                     12,000,000            12,060,000
                                                       --------------
                                                          196,292,925
                                                       --------------
RECORD STORAGE  0.3%
Pierce Leahy 11 1/8%,
  due 7/15/2006                       7,650,000             8,338,500
                                                       --------------
RETAILING  2.0%
Central Tractor 10 5/8%,
  due 4/1/2007                       16,300,000            16,707,500
Cole National Group 9 7/8%,
  due 12/31/2006                      7,875,000             6,969,375
Frank's Nursery & Crafts
  10 1/4%, due 3/1/2008               9,250,000             9,250,000
Jo-Ann Stores 10 3/8%,
  due 5/1/2007                        3,775,000             3,737,250
Musicland Group 9 7/8%,
  due 3/15/2008                      15,000,000            14,325,000
TM Group Holdings 11%,
  due 5/15/2008                      10,750,000            10,938,125
                                                       --------------
                                                           61,927,250
                                                       --------------
SUPERMARKETS  1.1%
Jitney-Jungle Stores of America
  12%, due 3/1/2006                  20,640,000            16,615,200
Jitney-Jungle Stores of America
  10 3/8%, due 9/15/2007             25,625,000             9,353,125
Pathmark Stores 11 5/8%,
  due 6/15/2002                       7,565,000             7,735,213
                                                       --------------
                                                           33,703,538
                                                       --------------
TECHNOLOGY  6.5%
Advanced Micro Devices 11%,
  due 8/1/2003                       49,715,000            50,212,150
Amkor Technology 10 1/2%,
  due 5/1/2009*                      34,450,000            33,330,375
Fairchild Semiconductor
  10 3/8%, due 10/1/2007*            15,000,000            14,812,500
Hadco 9 1/2%, due 6/15/2008          24,275,000            23,728,813

----------
See footnotes on page 12.

                                    PRINCIPAL
                                      AMOUNT                 VALUE
                                   ------------          ------------
TECHNOLOGY (CONTINUED)
Integrated Circuit Systems
  11 1/2%, due 5/15/2009*          $  3,400,000          $  3,408,500
MCMS 93/4%, due 3/1/2008             21,300,000            11,821,500
Therma-Wave 10 5/8%,
  due 5/15/2004                      16,700,000            13,485,250
Viasystems 9 3/4%,
  due 6/1/2007                       54,640,000            48,083,200
                                                       --------------
                                                          198,882,288
                                                       --------------
TELECOMMUNICATIONS  18.0%
BTI Telecom 10 1/2%,
  due 9/15/2007                      22,750,000            19,565,000
CapRock Communications
  12%, due 7/15/2008                 23,100,000            23,908,500
CapRock Communications
  11 1/2%, due 5/1/2009*              6,025,000             6,115,375
Crown Castle International 0%
  (10 5/8%+), due 11/15/2007         14,625,000            10,237,500
Exodus Communications
  11 1/4%, due 7/1/2008*              6,070,000             6,403,850
Exodus Communications
  11 1/4%, due 7/1/2008              13,000,000            13,715,000
Facilicom International
  10 1/2%, due 1/15/2008             25,325,000            19,880,125
GCI 9 3/4%, due 8/1/2007             21,250,000            21,037,500
GlobalStar 11 1/4%,
  due 6/15/2004                      32,000,000            21,440,000
GlobalStar 10 3/4%,
  due 11/1/2004                      21,520,000            14,095,600
Golden Sky DBS 0%
  (13 1/2%+), due 3/1/2007*          12,425,000             7,455,000
Golden Sky Systems 12 3/8%,
  due 8/1/2006                       30,000,000            33,750,000
ICG Holdings 0% (11 5/8%+),
  due 3/15/2007                      18,900,000            13,182,750
IXC Communications 9%,
  due 4/15/2008                       8,675,000             8,328,000
Level 3 Communications 0%
  (10 1/2%+), due 12/1/2008           7,525,000             4,665,500
Loral Space & Communications
  9 1/2%, due 1/15/2006               8,175,000             7,132,688
Nextel Communications 0%
  (10.65%+), due 9/15/2007           25,000,000            18,312,500
NEXTLINK Communications
  12 1/2%, due 4/15/2006             38,650,000            41,355,500
NEXTLINK Communications
  10 3/4%, due 6/1/2009               6,725,000             6,926,750
ORBCOMM Global 14%,
  due 8/15/2004                      24,875,000            24,253,125
Pinnacle Holdings 0%
  (10%+), due 3/15/2008              62,350,000            36,007,125
Powertel 11 1/8%,
  due 6/1/2007                     $ 22,825,000          $ 22,254,375
PSINet 10%, due 2/15/2005            22,265,000            22,487,650
PSINet 11 1/2%,
  due 11/1/2008                       6,875,000             7,287,500
RCN 10%, due 10/15/2007              10,000,000            10,100,000
SpectraSite Holdings 0%
  (11 1/4%+), due 4/15/2009*         25,000,000            14,125,000
Splitrock Services 11 3/4%,
  due 7/15/2008                       7,500,000             7,050,000
Talton Holdings 11%,
  due 6/30/2007                      20,075,000            19,071,250
Verio 10 3/8%, due 4/1/2005          16,300,000            16,666,750
Verio 11 1/4%, due 12/1/2008         13,875,000            14,603,438
Verio 13 1/2%, due 6/15/2004         23,250,000            26,156,250
Viatel 11 1/4%, due 4/15/2008        11,625,000            11,915,625
Viatel 11 1/2%, due 3/15/2009*       15,750,000            16,301,250
                                                       --------------
                                                          545,786,476
                                                       --------------
TEXTILE  0.6%
Supreme International
  12 1/4%, due 4/1/2006               7,375,000             7,485,625
Tropical Sportswear Int'l. 11%,
  due 6/15/2008                       9,275,000             9,669,188
                                                       --------------
                                                           17,154,813
                                                       --------------
TRANSPORTATION  0.8%
Atlas Air 10 3/4%,
  due 8/1/2005                       25,175,000            25,804,375
                                                       --------------
UTILITIES  0.5%
Midland Cogeneration
  Venture 11 3/4%,
  due 7/23/2005                      13,000,000            14,535,001
                                                       --------------
TOTAL CORPORATE BONDS
   Cost ($2,785,069,643)                                2,567,149,633
                                                       --------------
PREFERRED STOCKS  8.1%
BROADCASTING  1.3%
Capstar Broadcasting
  Partnership 12%                        89,164 shs.       10,365,315
Capstar Communications
  12 5/8%                                44,011             5,116,279
Cumulus Media 13 3/4%                     8,728             9,622,620
Sinclair Capital 11 5/8%                145,000            15,188,750
                                                       --------------
                                                           40,292,964
                                                       --------------

----------
See footnotes on page 12.

                                      SHARES                 VALUE
                                   ------------          ------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  0.8%
Pegasus Communications
   (Series A) 12 3/4%                    18,685          $ 19,292,263
Pegasus Communications
   (units) 12 3/4%                        3,500             4,112,500
                                                       --------------
                                                           23,404,763
                                                       --------------
CELLULAR  0.8%
Dobson
   Communications 13%                     3,820             3,753,150
Rural Cellular 11 3/8%                   18,788            19,022,850
                                                       --------------
                                                           22,776,000
                                                       --------------
FOOD  0.3%
Nebco Evans
   Holding 11 1/4%                      240,706             9,568,090
                                                       --------------
HEALTH CARE/MEDICAL
  PRODUCTS  0.3%
River Holding 11 1/2%                   155,158            10,221,033
                                                       --------------
INDUSTRIAL/
  MANUFACTURING  0.3%
Day International
   Group 12 1/4%                          9,229             7,637,597
                                                       --------------
PRINTING AND
  PUBLISHING  0.9%
Liberty Group
  Publishing 14 3/4%                  1,031,540            26,046,386
                                                       --------------
TECHNOLOGY  0.3%
MCMS 12 1/2%                            126,605             9,526,989
                                                       --------------
TELECOMMUNICATIONS   3.1%
Crown Castle International
   12 3/4%                               16,928            17,816,451
Global Crossing
   Holding 10 1/2%                      276,825            29,412,656
IXC
   Communications 12 1/2%                15,412            14,834,080
Nextel
   Communications 11 1/8%                24,928            24,990,320
NEXTLINK
   Communications 14%                   163,769             8,311,281
                                                       --------------
                                                           95,364,788
                                                       --------------
TOTAL PREFERRED
   STOCKS (Cost $265,952,007)                             244,838,610
                                                       --------------

                                     SHARES
                                   OR WARRANTS               VALUE
                                   ------------          ------------
CONVERTIBLE PREFERRED
  STOCKS  1.0%
BROADCASTING  0.9%
Chancellor Media $3                     153,010shs.     $  16,869,352
Chancellor Media $3*                    100,000            11,025,000
                                                       --------------
                                                           27,894,352
                                                       --------------
TELECOMMUNICATIONS  0.1%
IXC Communications 6 3/4%*               90,655             3,320,239
IXC Communications 6 3/4%                15,950               584,169
                                                       --------------
                                                            3,904,408
                                                       --------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $20,789,462)                                       31,798,760
                                                       --------------
COMMON STOCKS/
  WARRANTS  0.8%
CABLE SYSTEMS AND
  SATELLITE VIDEO
Pegasus Communications
  (expiring 1/1/2007)o                      875wts.            52,500
                                                       --------------
CELLULAR  0.8%
Price Communications                   1,669,729shs.       25,045,943
                                                       --------------
TELECOMMUNICATIONS
Splitrock Services
   (expiring 7/15/2008)o                  4,340wts.           368,900
                                                       --------------
TOTAL COMMON STOCKS/
  WARRANTS
  (Cost $20,887,454)                                       25,467,343
                                                       --------------
SHORT-TERM HOLDINGS  3.2%
  (Cost $95,800,000)                                       95,800,000
                                                       --------------
TOTAL INVESTMENTS  97.6%
  (Cost $3,188,498,566)                                 2,965,054,346
OTHER ASSETS
  LESS LIABILITIES  2.4%                                   73,831,477
                                                       --------------
NET ASSETS  100.0%                                     $3,038,885,823
                                                       ==============

----------
* Rule 144A security.
o Non-income producing security.
+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
   Long-term holdings (cost $3,092,698,566)     $2,869,254,346
   Short-term holdings (cost $95,800,000) .         95,800,000   $2,965,054,346
                                                --------------
Cash .........................................................          277,893
Receivable for interest and dividends ........................       65,940,068
Receivable for Shares of Beneficial
   Interest sold .............................................       27,547,553
Receivable for securities sold ...............................       19,989,538
Expenses prepaid to shareholder
   service agent .............................................          484,754
Other ........................................................           68,966
                                                                 ---------------
TOTAL ASSETS .................................................    3,079,363,118
                                                                 ---------------
LIABILITIES:
Payable for securities purchased .............................       15,811,578
Dividend payable .............................................       10,673,601
Payable for Shares of Beneficial
   Interest repurchased ......................................        9,664,197
Accrued expenses and other ...................................        4,327,919
                                                                 ---------------
TOTAL LIABILITIES ............................................       40,477,295
                                                                 ---------------
NET ASSETS ...................................................   $3,038,885,823
                                                                 ===============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 457,064,882 shares outstanding):
Class A ......................................................   $      158,438
Class B ......................................................          175,505
Class C ......................................................            1,540
Class D ......................................................          121,582
Additional paid-in capital ...................................    3,316,335,045
Undistributed net investment income ..........................        4,630,076
Accumulated net realized loss ................................      (59,092,143)
Net unrealized depreciation of investments ...................     (223,444,220)
                                                                 ---------------
NET ASSETS ...................................................   $3,038,885,823
                                                                 ==============
NET ASSET VALUE PER SHARE:
CLASS A ($1,053,372,727 / 158,437,887 shares) ................            $6.65
                                                                          ======
CLASS B ($1,166,626,617 / 175,504,597 shares) ................            $6.65
                                                                          ======
CLASS C ($10,236,087 / 1,539,869 shares) .....................            $6.65
                                                                          ======
CLASS D ($808,650,392 / 121,582,529 shares) ..................            $6.65
                                                                          ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Interest .......................................  $151,916,271
Dividends ......................................    15,490,720
                                                  ------------
TOTAL INVESTMENT INCOME ......................................     $167,406,991
EXPENSES:
Distribution and service fees ..................    10,985,770
Management fee .................................     8,734,235
Shareholder account services ...................     2,910,039
Custody and related services ...................       225,961
Shareholder reports and communications .........       149,353
Registration ...................................       115,860
Auditing and legal fees ........................        35,456
Trustees' fees and expenses ....................        27,306
Miscellaneous ..................................        36,575
                                                  ------------
TOTAL EXPENSES ...............................................       23,220,555
                                                                   ------------
NET INVESTMENT INCOME ........................................      144,186,436
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...............  (56,303,989)
Net change in unrealized depreciation
  of investments ...............................  (79,026,342)
                                                  ------------
NET LOSS ON INVESTMENTS ......................................     (135,330,331)
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS .......................     $  8,856,105
                                                                   ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Six months ended     Year ended
                                                  June 30, 1999    December 31, 1998
                                                 ----------------  -----------------
OPERATIONS:
Net investment income ........................   $   144,186,436    $   218,868,384
Net realized loss on investments .............       (56,303,989)        (1,259,258)
Net change in unrealized appreciation
   (depreciation) of investments .............       (79,026,342)      (214,244,874)
                                                 ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS .......         8,856,105          3,364,252
                                                 ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................................       (54,067,819)       (87,074,109)
   Class B ...................................       (52,483,006)       (71,515,694)
   Class C ...................................           (29,665)                --
   Class D ...................................       (37,761,982)       (57,845,902)
Net realized gain on investments:
   Class A ...................................                --         (2,685,568)
   Class B ...................................                --         (2,340,978)
   Class D ...................................                --         (1,929,912)
                                                 ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....      (144,342,472)      (223,392,163)
                                                 ---------------    ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares ............       598,180,372      1,553,522,257
Investment of dividends ......................        78,595,083        116,307,811
Exchanged from associated Funds ..............       373,083,289        559,311,795
Shares issued in payment of gain distributions                --          4,984,811
                                                 ---------------    ---------------
Total ........................................     1,049,858,744      2,234,126,674
                                                 ---------------    ---------------
Cost of shares repurchased ...................      (321,510,876)      (398,760,907)
Exchanged into associated Funds ..............      (412,137,363)      (623,869,737)
                                                 ---------------    ---------------
Total ........................................      (733,648,239)    (1,022,630,644)
                                                 ---------------    ---------------
INCREASE IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST .......................       316,210,505      1,211,496,030
                                                 ---------------    ---------------
INCREASE IN NET ASSETS .......................       180,724,138        991,468,119
NET ASSETS:
Beginning of period ..........................     2,858,161,685      1,866,693,566
                                                 ---------------    ---------------
END OF PERIOD (including undistributed net
   investment income of $4,630,076 and
   $4,786,112, respectively) .................   $ 3,038,885,823    $ 2,858,161,685
                                                 ===============    ===============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. 2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts but does not amortize premiums on purchases of portfolio securities.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $875,031,108 and $587,377,385, respectively.

   At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $49,896,917 and $273,341,137, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Fund owned short-term investments which matured in less than seven days.

Notes to Financial Statements

5. Transactions in Shares of Beneficial Interest -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:



                                                               SIX MONTHS ENDED                                 YEAR ENDED
                                                                  JUNE 30, 1999                          DECEMBER 31, 1998
                                           ------------------------------------        -----------------------------------
CLASS A                                             SHARES               AMOUNT              SHARES                 AMOUNT
-------------------------------------------------------------------------------        -----------------------------------
Net proceeds from
  sales of shares                               30,210,010        $ 208,369,451          80,413,014        $   594,288,030
Investment of
  dividends                                      4,567,491           31,407,491           6,694,630             48,928,569
Exchanged from
  associated Funds                              45,580,815          313,890,777          61,852,001            452,271,367
Shares issued in
  payment of gain
  distributions                                         --                   --             258,290              1,968,170
-------------------------------------------------------------------------------         ----------------------------------
Total                                           80,358,316          553,667,719         149,217,935          1,097,456,136
-------------------------------------------------------------------------------         ----------------------------------
Cost of shares
  repurchased                                  (24,722,694)        (169,877,251)        (30,909,303)          (226,531,287)
Exchanged into
associated Funds                               (48,380,640)        (333,270,692)        (66,540,471)          (488,820,731)
-------------------------------------------------------------------------------         ----------------------------------
Total                                          (73,103,334)        (503,147,943)        (97,449,774)          (715,352,018)
-------------------------------------------------------------------------------         ----------------------------------
Increase in Shares                               7,254,982        $  50,519,776          51,768,161        $   382,104,118
-------------------------------------------------------------------------------         ----------------------------------


                                                               SIX MONTHS ENDED                                 YEAR ENDED
                                                                  JUNE 30, 1999                          DECEMBER 31, 1998
                                           ------------------------------------        -----------------------------------
CLASS B                                             SHARES               AMOUNT              SHARES                 AMOUNT
-------------------------------------------------------------------------------        -----------------------------------
Net proceeds from
  sales of shares                               33,451,068        $ 230,600,859          78,733,227        $   579,656,818
Investment of
  dividends                                      3,548,680           24,378,400           4,467,385             32,568,827
Exchanged from
  associated Funds                               4,376,475           30,248,420           6,769,539             48,425,027
Shares issued in
  payment of gain
  distributions                                         --                   --             201,710              1,537,030
-------------------------------------------------------------------------------         ----------------------------------
Total                                           41,376,223          285,227,679          90,171,861            662,187,702
-------------------------------------------------------------------------------         ----------------------------------
Cost of shares
  repurchased                                   (9,000,716)         (61,794,930)         (8,616,802)           (62,888,247)
Exchanged into
  associated Funds                              (6,306,684)         (43,221,145)         (9,097,294)           (65,245,307)
-------------------------------------------------------------------------------         ----------------------------------
Total                                          (15,307,400)        (105,016,075)        (17,714,096)          (128,133,554)
-------------------------------------------------------------------------------         ----------------------------------
Increase in Shares                              26,068,823        $ 180,211,604          72,457,765        $   534,054,148
-------------------------------------------------------------------------------         ----------------------------------



                                                                   MAY 27, 1999*
                                                               TO JUNE 30, 1999
                                           ------------------------------------
CLASS D                                             SHARES               AMOUNT
-------------------------------------------------------------------------------
Net proceeds from
  sales of shares                                1,539,600          $10,257,543
Investment of
  dividends                                            602                3,999
-------------------------------------------------------------------------------
Total                                            1,540,202           10,261,542
-------------------------------------------------------------------------------
Cost of shares
  repurchased                                         (333)              (2,214)
-------------------------------------------------------------------------------
Total                                                 (333)              (2,214)
-------------------------------------------------------------------------------
Increase in Shares                               1,539,869          $10,259,328
-------------------------------------------------------------------------------

*  Commencement of offering of shares.

                                                               SIX MONTHS ENDED                                 YEAR ENDED
                                                                  JUNE 30, 1999                          DECEMBER 31, 1998
                                           ------------------------------------        -----------------------------------
CLASS D                                             SHARES               AMOUNT              SHARES                 AMOUNT
-------------------------------------------------------------------------------        -----------------------------------
Net proceeds from
  sales of shares                               21,565,257        $ 148,952,519          51,489,047        $   379,577,409
Investment of
  dividends                                      3,317,834           22,805,193           4,758,316             34,810,415
Exchanged from
  associated Funds                               4,199,378           28,944,092           8,049,511             58,615,401
Shares issued in
  payment of gain
  distributions                                         --                   --             194,174              1,479,611
-------------------------------------------------------------------------------         ----------------------------------
Total                                           29,082,469          200,701,804          64,491,048            474,482,836
-------------------------------------------------------------------------------         ----------------------------------
Cost of shares
  repurchased                                  (13,065,384)         (89,836,481)        (14,976,376)          (109,341,373)
Exchanged into
  associated Funds                              (5,203,115)         (35,645,526)         (9,593,313)           (69,803,699)
-------------------------------------------------------------------------------         ----------------------------------
Total                                          (18,268,499)        (125,482,007)        (24,569,689)          (179,145,072)
-------------------------------------------------------------------------------         ----------------------------------
Increase in Shares                              10,813,970        $  75,219,797          39,921,359        $   295,337,764
-------------------------------------------------------------------------------         ----------------------------------

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.58% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $385,816 from sales of Class A shares. Commissions of $2,951,295 and $91,251 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $1,343,311 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $5,606,983, $3,610 and $4,031,866, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $268,895.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $230,349.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $31,160 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $31,058, pursuant to the Plan.


   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,910,039 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $40,294 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 1998, the Fund had a net capital loss carryforward for federal income tax purposes of $443,841, which is available for offset against future taxable net capital gains, expiring in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

8. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                          CLASS A
                                                         -----------------------------------------------------------------------
                                                         SIX MONTHS          YEAR ENDED DECEMBER 31,
                                                           ENDED   -------------------------------------------------------------
                                                          6/30/99       1998        1997        1996         1995        1994
                                                          -------       ----        ----        ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................      $6.95        $7.55       $7.25       $6.96        $6.35       $6.94
                                                           -----        -----       -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................       0.34         0.70        0.70        0.69         0.65        0.65
Net realized and unrealized gain
  (loss) on investments .............................      (0.29)       (0.59)       0.28        0.29         0.61       (0.59)
                                                           -----        -----       -----       -----        -----       -----
TOTAL FROM INVESTMENT OPERATIONS ....................       0.05         0.11        0.98        0.98         1.26        0.06
                                                           -----        -----       -----       -----        -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.35)       (0.69)      (0.68)      (0.69)       (0.65)      (0.65)
Distributions from net realized capital gains .......         --        (0.02)         --          --           --          --
                                                           -----        -----       -----       -----        -----       -----
TOTAL DISTRIBUTIONS .................................      (0.35)       (0.71)      (0.68)      (0.69)       (0.65)      (0.65)
                                                           -----        -----       -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD ......................      $6.65        $6.95       $7.55       $7.25        $6.96       $6.35
                                                           =====        =====       =====       =====        =====       =====

TOTAL RETURN:                                               0.62%        1.32%      14.26%      14.82%       20.72%       0.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............  $1,053,373   $1,050,340    $750,461    $408,303     $182,129     $59,033
Ratio of expenses to average net assets .............       1.07%+       1.10%       1.14%       1.16%        1.09%       1.13%
Ratio of net income to average net assets ...........      10.11%+       9.46%       9.42%       9.80%        9.73%       9.73%
Portfolio turnover rate .............................      20.83%       35.34%      61.78%     119.33%      173.39%     184.75%

----------
See footnotes on page 20.

FINANCIAL HIGHLIGHTS

                                                                                    CLASS B                              CLASS C
                                                       ------------------------------------------------------------     --------
                                                       SIX MONTHS         YEAR ENDED DECEMBER 31,        4/22/96*         5/27/99*
                                                         ENDED        ------------------------------        TO              TO
                                                        6/30/99            1998            1997          12/31/96         6/30/99
                                                        -------            ----            ----          --------         -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........            $6.95             $7.55           $7.26           $7.06         $6.75
                                                         -----             -----           -----           -----         -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................             0.32              0.64            0.64            0.45          0.03
Net realized and unrealized gain
  (loss) on investments .....................            (0.30)            (0.59)           0.28            0.20         (0.07)
                                                         -----             -----           -----           -----         -----
TOTAL FROM INVESTMENT OPERATIONS ............             0.02              0.05            0.92            0.65         (0.04)
                                                         -----             -----           -----           -----         -----
LESS DISTRIBUTIONS:
Dividends from net investment income ........            (0.32)            (0.63)          (0.63)          (0.45)        (0.06)
Distributions from net
  realized capital gains ....................            --                (0.02)          --              --            --
                                                         -----             -----           -----           -----         -----
TOTAL DISTRIBUTIONS .........................            (0.32)            (0.65)          (0.63)          (0.45)        (0.06)
                                                         -----             -----           -----           -----         -----
NET ASSET VALUE, END OF PERIOD ..............            $6.65             $6.95           $7.55           $7.26         $6.65
                                                         =====             =====           =====           =====         =====

TOTAL RETURN:                                             0.25%             0.57%          13.24%           9.11%        (0.93)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) ....       $1,166,627        $1,037,994        $581,235        $147,970          $10,236
Ratio of expenses to average net assets .....             1.82%+            1.85%           1.90%           1.90%+           1.63%+
Ratio of net income to average net assets ...             9.36%+            8.71%           8.66%           9.11%+           7.41%+
Portfolio turnover rate .....................            20.83%            35.34%          61.78%         119.33%++         20.83%**



                                                                                          CLASS D
                                                         -----------------------------------------------------------------------
                                                         SIX MONTHS          YEAR ENDED DECEMBER 31,
                                                           ENDED   -------------------------------------------------------------
                                                          6/30/99       1998        1997        1996         1995        1994
                                                          -------       ----        ----        ----         ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................      $6.95        $7.55       $7.26       $6.96        $6.35       $6.94
                                                           -----        -----       -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................       0.32         0.64        0.64        0.64         0.60        0.57
Net realized and unrealized gain
  (loss) on investments .............................      (0.30)       (0.59)       0.28        0.30         0.61       (0.59)
                                                           -----        -----       -----       -----        -----       -----
TOTAL FROM INVESTMENT OPERATIONS ....................       0.02         0.05        0.92        0.94         1.21       (0.02)
                                                           -----        -----       -----       -----        -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.32)       (0.63)      (0.63)      (0.64)       (0.60)      (0.57)
Distributions from net realized capital gains .......         --        (0.02)         --          --           --          --
                                                           -----        -----       -----       -----        -----       -----
TOTAL DISTRIBUTIONS .................................      (0.32)       (0.65)      (0.63)      (0.64)       (0.60)      (0.57)
                                                           -----        -----       -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD ......................      $6.65        $6.95       $7.55       $7.26        $6.96       $6.35
                                                           =====        =====       =====       =====        =====       =====

TOTAL RETURN:                                               0.25%        0.57%      13.24%      14.10%       19.67%      (0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............    $808,650     $769,828    $534,998    $265,528      $90,153       $9,249
Ratio of expenses to average net assets .............       1.82%+       1.85%       1.90%       1.92%        1.91%        2.19%
Ratio of net income to average net assets ...........       9.36%+       8.71%       8.66%       9.02%        8.86%        8.68%
Portfolio turnover rate .............................      20.83%       35.34%      61.78%     119.33%      173.39%      184.75%



 + Annualized.
++ For the year ended December 31, 1996.
 * Commencement of offering of shares.
** For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

TRUSTEES

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

TRUSTEE EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

DANIEL J. CHARLESTON
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF
  SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                              J.&W. Seligman & Co.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



TXHY3  6/99                                            Printed on Recycled Paper